Smith Barney Futures Management LLC
                              388 Greenwich Street 7th Fl
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:      Salomon Smith Barney Diversified 2000 Futures Fund  L.P.
         Supplement to Registration Statement on Form S-1
         File No. 333-87663

Ladies and Gentlemen:

     On Behalf of Salomon Smith Barney Diversified 2000 Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act 0f 1933, as amended, a Supplement dated August 31, 2000 to the Partnership's final prospectus dated January 31, 2000.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
     Daniel A. Dantuono
     Chief Financial Officer and
     Director

Enclosures
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

                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                   August 2000

The redemption value per unit of Salomon Smith Barney Diversified 2000 Futures Fund L.P. was $997.84 per unit at the end of August, up 3.6% for the month.

The Fund was profitable for the month as gains in energy, stock indices, livestock and softs outpaced losses in currencies and grains.

The energy sector lead all sectors in profits for the month. After July's sharp sell-off, energy prices continued their strong uptrend that began in mid-April generating solid profits for advisors' long positions. By month's end, crude oil prices had moved back over $33 per barrel.

Stock index trading was also profitable for the month, mainly from U.S. indices. Gains in the S&P 500, Russell 2000, Midcap 400 were aided by positive performance in the FTSE and Nikkei 225.

Gains were posted in the softs and livestock sectors. Sugar continued its advance on late-month Asian buying when prices lagged briefly. Profits were also earned on short positions in coffee and cocoa as those commodities remain near contract lows.

The interest rate sector was mixed for the month. Profitable trading in U.S. interest rate products slightly exceeded losses in Japanese Government Bonds which reversed in the wake of the Bank of Japan's decision to raise interest rates there for the first time in ten years. Currencies proved unprofitable for the month mainly due to positions in the Japanese yen and the Euro.

In general, the markets seem to be setting up for further transitions in reaction to higher U.S. interest rates, higher energy prices, corporate earnings below expectations and the uncertainty of the impending U.S. elections.

Smith Barney Futures Management LLC

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

                              Salomon Smith Barney
                       Diversified 2000 Futures Fund L.P.
                                Account Statement
                            For the Period August 1,
                             Through August 31, 2000

                                                      Percent
                                                        of
                                                      Average
                                                        Net
                                                       Assets

Realized gains from trading              $440,364      2.27%
Change in unrealized gains/losses
   from trading                           488,810      2.53
                                     ------------      ----
                                          929,174      4.80
Less, Brokerage commissions
   and clearing fees ($2,799)             100,658      0.52
                                     ------------      ----
Net realized and unrealized gains         828,516      4.28
Interest Income                            83,042      0.43
                                     ------------      ----
                                          911,558      4.71
Less, Expenses:
  Management fees                          32,644      0.18
  Incentive fees                          129,754      0.67
  Other expenses                           12,201      0.06
                                     ------------      -----
                                          174,599      0.91
                                     -----------       ----
Net Income                                736,959      3.80%
                                                       -----

Additions, (21.8035 G.P. units
at July 31, 2000 net asset value
per unit of $963.15)                       21,000

Additions, (2,075.4815 L.P. units
at July 31, 2000 net asset value
per unit of $963.15)                    1,999,000

Redemptions, (56 L.P. units
at August 31, 2000 net asset value
per unit of $997.84)                      (55,879)
                                     ------------
Increase in net assets                  2,701,080
Net assets, July 31, 2000              17,012,368
                                     ------------
Net assets, August 31, 2000           $19,713,448
                                    -------------
Net asset value per unit
  ($19,713,448/20,429.6519 units)         $964.94
                                    -------------
Redemption value per unit (Note 1)        $997.84
                                    -------------


Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce net asset value per unit. As a result, the reported redemption value per unit is $997.84.

The net asset value per unit of $964.94 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.




   By: /s/ Daniel A. Dantuono
           Daniel A. Dantuono,
           Chief Financial Officer
Smith Barney Futures Management LLC
General Partner, Salomon Smith Barney
Diversified 2000 Futures Fund L.P.

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